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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                          July 30, 2002 (July 30, 2002)
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               (Date of Report) (Date of earliest event reported)

                            BEVERLY ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     1-9550
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                            (Commission File Number)

                                   62-1691861
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                        (IRS Employer Identification No.)

                            One Thousand Beverly Way
                              Fort Smith, AR 72919
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                    (Address of principal executive offices)

                                 (501) 201-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

Beverly Enterprises, Inc. announced on July 30, 2002, in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, its financial results for the quarterly period ending June 30, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 99.1 - Press Release dated July 30, 2002




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BEVERLY ENTERPRISES, INC.


Date: July 30, 2002

                                     By: /s/ PAMELA H. DANIELS
                                         Pamela H. Daniels
                                         Senior Vice President, Controller and
                                         Chief Accounting Officer


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                                INDEX TO EXHIBITS

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
EXHIBIT                   DESCRIPTION
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

99-1                      Press Release dated July 30, 2002